SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (Tables)	12 Months Ended
Dec. 31, 2023
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Summary of selling, general and administrative expenses

USD million	2023	2022	2021
Selling and marketing expenses	1,381.7	1,107.6	962.6
Administrative and other expenses	600.8	415.1	364.4
Total	1,982.5	1,522.7	1,327.0